[PHOTOS OMITTED]

                                   Smith Barney

                                   Growth and

                                   Income Fund

                                   -------------
                                   ANNUAL REPORT
                                   -------------

                                   January 31, 1998

                           [LOGO]  Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Smith Barney
Growth and Income Fund
================================================================================

The Smith Barney Growth and Income Fund ("Fund"), seeks long-term capital growth and income by investing in income-producing stocks, including dividend-paying common stocks and securities that are convertible into common stocks and warrants. The Fund's management uses investment criteria designed to identify companies with consistent dividend paying histories, relatively high levels of dividends, the capacity to raise dividends in the future and the potential for capital appreciation.

Smith Barney Growth and Income Fund
Average Annual Total Returns
January 31, 1998

                                         Without Sales Charges*
                          ------------------------------------------------------
                          Class A            Class B              Class C
--------------------------------------------------------------------------------
One-Year                  16.30%             15.65%               15.65%
--------------------------------------------------------------------------------
Five-Year                 14.40              13.81                 N/A
--------------------------------------------------------------------------------
Since Inception++         13.89              13.32                18.54
--------------------------------------------------------------------------------

                                           With Sales Charges**
                          ------------------------------------------------------
                          Class A            Class B              Class C
--------------------------------------------------------------------------------
One-Year                  10.51%             10.65%               14.65%
--------------------------------------------------------------------------------
Five-Year                 13.24              13.69                 N/A
--------------------------------------------------------------------------------
Since Inception++         12.78              13.32                18.54
--------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B, and C shares are November 6, 1992, November 6, 1992 and August 15, 1994, respectively.

--------------------------------------------------------------------------------
SPECIAL SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

On March 25, 1998, shareholders of the Fund approved changing the Fund's investment objective to long-term capital growth. The Fund will fulfill this investment objective by investing primarily in the common stock of large-capitalization domestic companies that exhibit growth and/or value attributes. In conjunction with shareholders approving this investment objective change, the Fund's Board of Trustees has approved changing the Fund's name to Smith Barney Large Cap Blend Fund. This new name will better reflect the Fund's asset class and investment strategy of buying large-cap stocks that exhibit a blend of growth and value characteristics. Future annual and semi-annual reports will reflect this new Fund name.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

             Class A                          SGIAX
             Class B                          SGIBX

--------------------------------------------------------------------------------
What's Inside
--------------------------------------------------------------------------------

Shareholder Letter....................................................... 1

Historical Performance................................................... 5

Smith Barney Growth and Income Fund
at a Glance.............................................................. 6

Schedule of Investments.................................................. 7

Statement of Assets and Liabilities......................................10

Statement of Operations..................................................11

Statements of Changes in Net Assets......................................12

Notes to Financial Statements............................................13

Financial Highlights.....................................................18

Independent Auditors' Report.............................................22

Tax Information..........................................................23

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Heath B. McLendon
Chairman

[PHOTO OMITTED]

R. Jay Gerken, CFA
Vice President and Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Growth and Income Fund for the year ended January 31, 1998. For your convenience, we have outlined the investment strategy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings of the Fund can be found in the appropriate sections that follow.

Performance Update and Investment Strategy

For the period ended January 31, 1998, the Class A, B and C shares of the Smith Barney Growth and Income Fund ("Fund") generated total returns of 16.30%, 15.65% and 15.65%, respectively, without sales charges. In comparison, the Lipper Analytical Services, Inc. peer group total return average during the period was 21.83%. (Lipper is a major fund-tracking organization.) Moreover, the Standard & Poor's 500 Index ("S&P 500"), had a total return of 26.90% over the same time period.

The Growth and Income Fund focuses on quality companies with rising dividends. Over the past year, this dividend policy has hurt performance, as those large-capitalization stocks that pay dividends have underperformed those stocks that do not. For example, of the 1,000 largest domestic companies, those that do not pay dividends had average returns last year that were 6% greater than the firms that did pay dividends. The market seems to be rewarding the generally faster-growing, non-dividend paying companies. In addition, stock prices have risen so sharply in the last year that even the Fund's small positions in cash and intermediate-term bonds have penalized its relative performance.

Nirvana's Origins Hardly Seem Asian...

In our letter to you six months ago, we wrote of "an economy that has been described as somewhere between perfection and nirvana." Growth was strong, inflation low and all markets were headed upward.

It's interesting to note that "nirvana" is a word with Sanskrit roots, and Sanskrit is an ancient language of India. But despite its roots on the subcontinent, and the subcontinent's geographical location in Asia, we maintain that nirvana is not an Asian word. No, we are not talking linguistics - we are talking economics. The interruption of our economic nirvana emanated from Asia. It was turmoil in the nations of Southeast Asia, particularly Thailand, Indonesia and Korea that interrupted our perfect prospects. Although the economic reverberations are still unfolding, market impacts were immediate: bonds rallied, while stocks lagged.

Nirvana, Please Meet Pollyanna and Cassandra

All of the reported economic numbers for the U.S. still look outstanding as of this writing. Inflation for calendar year 1997 was only at a 1.70% annual rate as measured by the Consumer Price Index ("CPI"). Meanwhile, real economic growth was 3.8%. We have continued to enjoy a nirvana-like economy. Forecasters are split as to whether past will be prologue. Most agree that the Asian "contagion" will slow growth worldwide the question is to what degree. The Pollyannas argue such a slowdown will prolong the low inflation for the U.S. economy, the Cassandras believe that Asian economies will collapse and damage U.S. corporate profitability.

Domestic markets have, until recently, behaved as if the Cassandras were right. During the second half of


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            1

1997, stock markets were flat while bond prices rose as a result of declining interest rates. This divergence, bonds rising while stocks mark time, has not been typical market behavior over the last several years. The more usual pattern has been bond and stock markets moving in tandem: if bonds move up, then stocks follow. But the divergence in the latter part of 1997 was likely an indication that many investors feared an Asian-induced economic slowdown.

Bonds reacted positively to this potential economic slowing. A slowing economy would mean lower inflation, allowing interest rates to ease further. A slower-than-expected economy is an unmitigated blessing for a bond investor.

For a stock investor, however, the picture is mixed. The lower inflation that often accompanies a slowing economy is usually a positive for stock valuations. Investors will pay more for a given stream of earnings or dividends when inflation is low, boosting stock prices. Offsetting this boost, however, are fears about what that stream of earnings will actually be. A slowing economy also puts corporate profitability at risk. So, in the last few months of 1997, these two conflicting forces -- higher valuations, but on a less certain earnings base -- offset each other, leading to flat stock market performance.

As we write this letter, however, Pollyanna has reappeared and markets are shifting once again. Stocks perked up in the beginning of 1998, as earnings reports appeared more robust than analysts had thought likely. Domestic companies have managed their Asian exposures in such a way that the earnings impact has been far less than most investors originally thought. But then again, it would not be surprising to see the cycle repeat, as Asian economic difficulties or fears of an Iraqi military conflict re-emerge.

And the Winner Is...

Looking ahead is never easy. It is always much easier to say with precision what has happened in the past than to even approximate what the future holds. But the task today seems particularly daunting. There are the Asian and Mideast problems referred to before, as well as markets that cannot decide whether it is Pollyanna or Cassandra that has the better advice.

Nonetheless, it seems to us that inflation still looks terrific, that is, there is none to be found! We are now in the seventh year of an economic recovery and inflation is still extremely low. As noted previously, the CPI shows inflation up just 1.7%. Wholesale prices are actually down, as the Producer Price Index ("PPI") measured -0.7% for 1997. This past summer there were some fears that domestic employment growth would trigger inflation pressures. But this fear dissipated with the Asian economic turmoil. It seems clear that the Asian slowdown, if nothing else, has dampened worldwide growth and demand. Commodity prices provide striking evidence, for they all are pointed in one direction -- down. It's hard to imagine how prices can re-accelerate over the next six to twelve months, so inflation should remain low, and provide support to bond prices and stock valuations.

The economic growth picture is more mixed. We believe that the economic turmoil in Asia may indeed slow growth more dramatically for domestic companies than recent earnings reports, or stock market increases, may suggest. The used-to-be-called "tiger" economies of Southeast Asia were the world's fastest-growing countries over the past few years. Many Southeast Asian economies had growth rates three times faster than the developed countries. It seems to us that the deceleration, or even cessation of growth in the ex-tigers, will have more meaningful effects than we have seen so far. Companies may not be able to continue to manage their profitability as successfully as they have over the last few months. Does this mean that we believe the stock market is headed for a big decline? No. But it does mean that stock prices will probably be more volatile as the market sorts through the various earnings impacts of a possible worldwide slowdown. Ultimately, while we think that while Pollyanna will prevail, we also believe Cassandra is due for a few more appearances.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Portfolio Update

Stocks sold out of the Fund over the last six months included Chrysler Corporation, Monsanto and BellSouth. We sold Chrysler due to fears of more intense competition in their core businesses. Their minivans and sport utility vehicles are now facing more competitive products. And some of that competition will be from Asian manufacturers who now have the additional benefit of lower costs due to depressed currencies.

Monsanto was sold after it had successfully restructured itself into a pure play pharmaceutical and agri-chemical company. The company's valuation seemed to fully reflect a successful transition. BellSouth was sold, in order to decrease the portfolio's emphasis on the Bell operating companies and increase exposure to long distance companies.

Recent purchases include two long distance carriers, MCI Communications and AT&T; as well as Caterpillar. The long distance carriers should thrive as businesses make heavier usage of long distance services for not only voice traffic, but importantly, data as well. Corporate transmission of data is growing much more rapidly than voice, as companies try to efficiently pass information from one often far-flung office to another. Caterpillar builds the ubiquitous yellow heavy machinery seen at most highway projects and construction sites. We purchased this company after its price was depressed due to the economic turmoil in Asia. Although business may slow somewhat, we think the market's reaction was overdone. Caterpillar is known for quality products, and boasts the strongest dealer network of any heavy equipment manufacturer.

Thank you for your investment in the Smith Barney Growth and Income Fund. We look forward to continuing to help you pursue your long-term financial goals.

Sincerely


/s/ Heath B. McLendon                     /s/ R. Jay Gerken

Heath B. McLendon                         R. Jay Gerken, CFA
Chairman                                  Vice President and
                                          Investment Officer

February 26, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                         As of January 31, 1998
--------------------------------------------------------------------------------

 1.  Hewlett-Packard Co.                                              3.2%
--------------------------------------------------------------------------------
 2.  Eli Lilly & Co.                                                  2.8
--------------------------------------------------------------------------------
 3.  Walt Disney Co.                                                  2.6
--------------------------------------------------------------------------------
 4.  Mercury General Corp.                                            2.5
--------------------------------------------------------------------------------
 5.  General Electric Co.                                             2.5
--------------------------------------------------------------------------------
 6.  NationsBank Corp.                                                2.4
--------------------------------------------------------------------------------
 7.  Merck & Co.                                                      2.3
--------------------------------------------------------------------------------
 8.  Johnson & Johnson                                                2.3
--------------------------------------------------------------------------------
 9.  Rite Aid Corp.                                                   2.2
--------------------------------------------------------------------------------
10.  Automatic Data Processing, Inc.                                  2.2
--------------------------------------------------------------------------------

* As a percentage of total stock.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain      Total
Year Ended             of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
1/31/98                 $14.30   $15.72     $0.19       $0.70          16.30%
--------------------------------------------------------------------------------
1/31/97                  12.16    14.30      0.20        0.18          20.97
--------------------------------------------------------------------------------
1/31/96                   9.62    12.16      0.20        0.20          30.97
--------------------------------------------------------------------------------
1/31/95                  10.36     9.62      0.19        0.14          (3.93)
--------------------------------------------------------------------------------
1/31/94                   9.58    10.36      0.23        0.00          10.70
--------------------------------------------------------------------------------
Inception*-- 1/31/93      9.50     9.58      0.00        0.00           0.84+
================================================================================
  Total                                                 $1.01          $1.22
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain      Total
Year Ended             of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
1/31/98                 $14.33   $15.72     $0.14       $0.70          15.65%
--------------------------------------------------------------------------------
1/31/97                  12.19    14.33      0.15        0.18          20.43
--------------------------------------------------------------------------------
1/31/96                   9.65    12.19      0.15        0.20          30.23
--------------------------------------------------------------------------------
1/31/95                  10.38     9.65      0.14        0.14          (4.33)
--------------------------------------------------------------------------------
1/31/94                   9.58    10.38      0.15        0.00          10.01
--------------------------------------------------------------------------------
Inception*-- 1/31/93      9.50     9.58      0.00        0.00           0.84+
================================================================================
  Total                                                 $0.73          $1.22
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain      Total
Year Ended             of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
1/31/98                 $14.33   $15.72     $0.14       $0.70          15.65%
--------------------------------------------------------------------------------
1/31/97                  12.19    14.33      0.15        0.18          20.43
--------------------------------------------------------------------------------
1/31/96                   9.65    12.19      0.15        0.20          30.23
--------------------------------------------------------------------------------
Inception*-- 1/31/95      9.91     9.65      0.06        0.14          (0.58)+
================================================================================
  Total                                     $0.50       $1.22
================================================================================


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain      Total
Year Ended             of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
1/31/98                 $14.34   $15.73     $0.28       $0.70          16.76%

1/31/97                  12.16    14.34      0.22        0.18          21.48

Inception*-- 1/31/96     12.08    12.16      0.00        0.00           N/A**
================================================================================
  Total                                     $0.50       $0.88
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A   Class B     Class C        Class Y
================================================================================
Year Ended 1/31/98                16.30%    15.65%      15.65%         16.76%
--------------------------------------------------------------------------------
Five Years Ended 1/31/98          14.40     13.81        N/A            N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98        13.89     13.32       18.54          19.43
================================================================================

                                              Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A   Class B     Class C        Class Y
================================================================================
Year Ended 1/31/98                10.51%    10.65%      14.65%         16.76%
--------------------------------------------------------------------------------
Five Years Ended 1/31/98          13.24     13.69        N/A            N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98        12.78     13.32       18.54          19.43
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                    97.61%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                    92.51
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                    80.31
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                    42.78
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, November 6, 1992, August 15, 1994 and January 31, 1996, respectively.

**  Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            5

--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Growth and Income Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------
                          November 1992 --January 1998

      [THE FOLLOWING WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

           SB G&I Class A     SB G&I Class B    S&P 500 Index

Nov 1992         9500              10000            10000

Jan 1993         9580               9584            10554

Jan 1994        10605              10694            11910

Jan 1995        10188              10314            11973

Jan 1996        13344              13362            16596

Jan 1997        16142              16546            20965

Jan 1998        18773              19251            26606


+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

       [THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

Industry Diversification*
------------------------------------------------
Banks                                       9.4%
Consumer Non-Durables                       8.7%
Electronic Technology                       8.7%
Energy                                      6.0%
Financial Services                          5.8%
Healthcare and Pharmaceuticals              7.4%
Consumer Services                           5.0%
Manufacturing--Diversified Industries      10.8%
Retail                                      6.0%
Utilities                                   5.4%
Other                                      26.8%

* As a percentage of total stock.

       [THE FOLLOWING WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

Investment Breakdown
---------------------------------
2.9% Corporate Debentures

3.3% Repurchase Agreement

93.8% Stock


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------
      SHARES                          SECURITY                    VALUE
================================================================================
STOCK -- 93.8%

Banks -- 8.8%
             70,000  Chase Manhattan Corp.                     $7,503,125
             70,000  J.P. Morgan & Co., Inc.+                   7,083,125
            130,000  KeyCorp                                    8,450,000
            160,000  NationsBank Corp.                          9,600,000
            100,000  State Street Boston Corp.                  5,600,000
--------------------------------------------------------------------------------
                                                               38,236,250
--------------------------------------------------------------------------------
Commercial Services -- 2.7%
             65,000  Reuters Holdings PLC ADR                   3,485,625
             85,000  W. W. Grainger, Inc.                       8,181,250
--------------------------------------------------------------------------------
                                                               11,666,875
--------------------------------------------------------------------------------
Consumer Durables -- 2.3%
            150,000  Genuine Parts Co.+                         4,978,125
            110,000  Leggett & Platt, Inc.+                     4,970,625
--------------------------------------------------------------------------------
                                                                9,948,750
--------------------------------------------------------------------------------
Consumer Non-Durables -- 8.1%
            120,000  Coca-Cola Co.                              7,770,000
            100,000  Colgate-Palmolive Co.+                     7,325,000
            120,000  Kimberly-Clark Corp.                       6,262,500
            150,000  Liz Claiborne Inc.                         6,075,000
            100,000  Procter & Gamble Co.                       7,837,500
--------------------------------------------------------------------------------
                                                               35,270,000
--------------------------------------------------------------------------------
Consumer Services -- 4.7%
             85,000  McDonald's Corp.                           4,005,625
            120,000  TCA Cable Television, Inc.                 5,610,000
            100,000  Walt Disney Co.                           10,656,250
--------------------------------------------------------------------------------
                                                               20,271,875
--------------------------------------------------------------------------------
Electronic Technology -- 8.1%
            180,000  AMP, Inc.                                  7,200,000
            220,000  Hewlett-Packard Co.                       13,200,000
            200,000  LM Ericsson Telephone Co. ADR              7,725,000
            120,000  Motorola, Inc.                             7,132,500
--------------------------------------------------------------------------------
                                                               35,257,500
--------------------------------------------------------------------------------
Energy -- 5.6%
            130,000  Exxon Corp.                                7,710,625
             90,000  Mobil Corp.                                6,131,250
            150,000  Phillips Petroleum Co.                     6,600,000
             72,540  Unocal Capital Corp. Preferred,
                       Exchangeable 6.25%                       3,862,755
--------------------------------------------------------------------------------
                                                               24,304,630
--------------------------------------------------------------------------------
Financial Services -- 5.5%
            100,000  Beneficial Corp.+                          7,762,500
             85,000  Greenpoint Financial Corp.                 5,886,250
            210,000  Mercury General Corp.                     10,119,375
--------------------------------------------------------------------------------
                                                               23,768,125
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1998
--------------------------------------------------------------------------------
      SHARES                          SECURITY                    VALUE
================================================================================
Healthcare and Pharmaceuticals -- 7.0%
            170,000  Eli Lilly & Co.                          $11,475,000
            140,000  Johnson & Johnson                          9,371,250
             80,000  Merck & Co.                                9,380,000
--------------------------------------------------------------------------------
                                                               30,226,250
--------------------------------------------------------------------------------
Industrial Services -- 1.0%
            120,000  Fluor Corp.                                4,522,500
--------------------------------------------------------------------------------
Manufacturing-Diversified Industries -- 10.1%
            140,000  Caterpillar Inc.                           6,720,000
            165,000  Dana Corp.+                                8,270,625
            130,000  General Electric Co.                      10,075,000
            100,000  Hubbell, Inc., Class B Shares              5,006,250
            100,000  Minnesota Mining & Manufacturing Co.       8,350,000
            275,000  Pall Corp.                                 5,482,813
--------------------------------------------------------------------------------
                                                               43,904,688
--------------------------------------------------------------------------------
Minerals -- 1.8%
            391,142  Broken Hill Proprietary Co.                3,869,330
            225,000  Worthington Industries, Inc.               3,782,813
--------------------------------------------------------------------------------
                                                                7,652,143
--------------------------------------------------------------------------------
Paper and Packaging -- 2.7%
            115,000  Bemis, Inc.                                4,959,375
            120,000  Temple-Inland Inc.                         6,660,000
--------------------------------------------------------------------------------
                                                               11,619,375
--------------------------------------------------------------------------------
Plastics -- 0.7%
            150,000  M.A. Hanna Co.                             3,056,250
--------------------------------------------------------------------------------
Real Estate -- 4.2%
            145,000  Arden Realty, Inc.                         4,096,250
            130,000  Kilroy Realty Corp.                        3,705,000
            176,000  SL Green Realty Corp.                      4,906,000
            100,000  Starwood Hotels & Resorts+                 5,437,500
--------------------------------------------------------------------------------
                                                               18,144,750
--------------------------------------------------------------------------------
Retail -- 5.7%
            150,000  May Department Stores Co.                  7,884,375
            150,000  Nordstrom, Inc.                            7,631,250
            145,000  Rite Aid Corp.                             9,053,436
--------------------------------------------------------------------------------
                                                               24,569,061
--------------------------------------------------------------------------------
Technology Services -- 4.1%
            150,000  Automatic Data Processing Inc.             8,971,875
            210,000  Electronic Data Systems Corp.              8,741,250
--------------------------------------------------------------------------------
                                                               17,713,125
--------------------------------------------------------------------------------
Telephone/Communications -- 3.3%
            110,000  AT&T Corp.                                 6,888,750
            160,000  MCI Communications Corp.                   7,430,000
--------------------------------------------------------------------------------
                                                               14,318,750
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1998
--------------------------------------------------------------------------------
      SHARES                          SECURITY                    VALUE
================================================================================
Transportation -- 2.4%
            160,000  Knightsbridge Tankers Ltd.                $4,460,000
            100,000  Union Pacific Corp.                        6,000,000
--------------------------------------------------------------------------------
                                                               10,460,000
--------------------------------------------------------------------------------
Utilities -- 5.0%
            200,000  Ameritech Corp.                            8,587,500
            135,000  Duke Energy Corp.                          7,315,313
            110,000  GTE Corp.                                  6,001,875
--------------------------------------------------------------------------------
                                                               21,904,688
--------------------------------------------------------------------------------
                     TOTAL STOCK
                     (Cost-- $278,049,392)                    406,815,585
================================================================================
       FACE
      AMOUNT                          SECURITY                    VALUE
================================================================================
CORPORATE DEBENTURES -- 2.9%
Financial Services -- 1.9%
         $4,000,000  Dean Witter Discover & Co., 6.875%
                       due 3/1/03                               4,135,000
          4,000,000  General Motors Acceptance Corp.,
                       7.000% due 9/15/02                       4,170,000
--------------------------------------------------------------------------------
                                                                8,305,000
--------------------------------------------------------------------------------
Retail -- 1.0%
          4,000,000  The Limited Inc., 7.800% due 5/15/02       4,195,000
--------------------------------------------------------------------------------
                     TOTAL CORPORATE DEBENTURES
                     (Cost-- $11,858,940)                      12,500,000
================================================================================
REPURCHASE AGREEMENT -- 3.3%
         14,233,000  Goldman, Sachs & Co., 5.539% due
                     2/2/98; Proceeds at maturity --
                     $14,239,569; (Fully collateralized by
                     U.S. Treasury Notes, 5.750% due
                     11/15/00; Market value-- $14,524,470)
                     (Cost-- $14,233,000)                      14,233,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $304,141,332*)                  $433,548,585
================================================================================
+  A portion of this security is on loan (Note 8).
*  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                            9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1998
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $304,141,332)                     $433,548,585
   Cash                                                                     497
   Collateral for securities loaned (Note 8)                         22,954,167
   Receivable for Fund shares sold                                    1,237,053
   Dividends and interest receivable                                    755,478
--------------------------------------------------------------------------------
   Total Assets                                                     458,495,780
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 8)                            22,954,167
   Payable for securities purchased                                   5,427,049
   Investment advisory fees payable                                     152,304
   Payable for Fund shares purchased                                    125,721
   Administration fees payable                                           67,691
   Distribution fees payable                                             25,260
   Accrued expenses                                                     131,588
--------------------------------------------------------------------------------
   Total Liabilities                                                 28,883,780
--------------------------------------------------------------------------------
Total Net Assets                                                   $429,612,000
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                           $27,331
   Capital paid in excess of par value                              291,298,127
   Overdistributed net investment income                               (225,094)
   Accumulated net realized gain from security transactions           9,104,383
   Net unrealized appreciation of investments                       129,407,253
--------------------------------------------------------------------------------
Total Net Assets                                                   $429,612,000
================================================================================
Shares Outstanding:
   Class A                                                            9,652,673
   -----------------------------------------------------------------------------
   Class B                                                            9,775,639
   -----------------------------------------------------------------------------
   Class C                                                              318,456
   -----------------------------------------------------------------------------
   Class Y                                                            7,583,794
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $15.72
   -----------------------------------------------------------------------------
   Class B*                                                              $15.72
   -----------------------------------------------------------------------------
   Class C**                                                             $15.72
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                        $15.73
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)             $16.55
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended January 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                         $8,064,924
   Interest                                                           1,731,810
--------------------------------------------------------------------------------
   Total Investment Income                                            9,796,734
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                  1,796,197
   Distribution fees (Note 2)                                         1,491,240
   Administration fees (Note 2)                                         798,309
   Shareholder and system servicing fees                                372,045
   Registration fees                                                     73,005
   Shareholder communications                                            67,018
   Audit and legal                                                       42,865
   Amortization of deferred organization costs                           28,849
   Trustees' fees                                                        24,865
   Custody                                                                9,548
   Other                                                                  1,987
--------------------------------------------------------------------------------
   Total Expenses                                                     4,705,928
--------------------------------------------------------------------------------
Net Investment Income                                                 5,090,806
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            59,222,453
      Cost of securities sold                                        34,234,800
--------------------------------------------------------------------------------
   Net Realized Gain                                                 24,987,653
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                             100,511,435
      End of year                                                   129,407,253
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           28,895,818
--------------------------------------------------------------------------------
Net Gain on Investments                                              53,883,471
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 58,974,277
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                          1998          1997
================================================================================
OPERATIONS:
   Net investment income                               $5,090,806    $3,610,084
   Net realized gain                                   24,987,653     6,026,402
   Increase in net unrealized appreciation             28,895,818    45,724,984
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations              58,974,277    55,361,470
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (5,088,324)   (3,848,619)
   Net realized gains                                 (18,011,944)   (4,202,531)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (23,100,268)   (8,051,150)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                   108,117,839   128,069,584
   Net asset value of shares issued for
     reinvestment of dividends                         15,187,036     6,071,405
   Cost of shares reacquired                          (81,176,417)  (53,788,201)
--------------------------------------------------------------------------------
   Increase in Net Assets From
   Fund Share Transactions                             42,128,458    80,352,788
--------------------------------------------------------------------------------
Increase in Net Assets                                 78,002,467   127,663,108
NET ASSETS:
     Beginning of year                                351,609,533   223,946,425
--------------------------------------------------------------------------------
     End of year*                                    $429,612,000  $351,609,533
================================================================================
* Includes overdistributed net investment income of:    $(225,094)    $(219,075)
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Growth and Income Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and amortized on a straight line basis over a five-year period that began with the commencement of the Fund's operations in November 1992. As of January 31, 1998, organization costs have been completely amortized.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment advisor to the Trust. The Fund pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

MMC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended January 31, 1998, SB received sales charges of approximately $117,000 on sales of the Fund's Class A shares and brokerage commissions of $1,500.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended January 31, 1998, CDSCs paid to SB were:

                                             Class A    Class B
===============================================================
CDSCs                                         $1,000    $45,000
===============================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each class. For the year ended January 31, 1998, total Distribution Plan fees incurred were:

                                Class A      Class B    Class C
===============================================================
Distribution Plan Fees         $360,865   $1,100,095    $30,280
===============================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the year ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================
Purchases                                           $89,141,136
---------------------------------------------------------------
Sales                                                59,222,453
===============================================================

At January 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                      $134,315,625
Gross unrealized depreciation                        (4,908,372)
---------------------------------------------------------------
Net unrealized appreciation                        $129,407,253
===============================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

value to its obligations with respect to reverse repurchase agreements.

At January 31, 1998, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 1998, the Fund had no open futures contracts.

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium origanally paid.

At January 31, 1998, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 1998, the Fund did not write any options.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 1998, the Fund had loaned common stocks having a value of $22,258,458 and holds the following collateral for loaned securities:


Security Description                                                       Value
================================================================================
Mercantile Bank Time Deposit, 5.656% due 2/2/98                      $ 1,922,830
Svenska Handelsbanken, 5.594% due 2/2/98                               1,538,106
Goldman, Sachs & Co. Repurchase Agreement, 5.540% due 2/2/98          16,128,278
Morgan Stanley Repurchase Agreement, 5.650% due 2/2/98                 3,364,953
--------------------------------------------------------------------------------
Total                                                                $22,954,167
================================================================================

9. Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                                Class A      Class B     Class C      Class Y
================================================================================
Total Paid-in Capital         $97,155,040  $87,552,723  $4,269,700  $102,347,995
================================================================================


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                      Year Ended
                                     January 31, 1998                January 31, 1997
                               ---------------------------     ---------------------------
                                  Shares         Amount           Shares         Amount
==========================================================================================
Class A
Shares sold                     1,710,260     $26,635,444      1,784,241      $23,454,721
Shares issued on reinvestment     499,592       7,860,894        245,313        3,295,197
Shares redeemed                (1,874,428)    (29,033,664)    (1,765,700)     (22,970,126)
------------------------------------------------------------------------------------------
Net Increase                      335,424     $ 5,462,674        263,854      $ 3,779,792
==========================================================================================
Class B
Shares sold                     1,910,597     $29,398,347      2,434,025      $31,747,272
Shares issued on reinvestment     450,933       7,110,288        201,222        2,723,850
Shares redeemed                (2,161,382)    (33,300,840)    (2,320,760)     (30,178,477)
------------------------------------------------------------------------------------------
Net Increase                      200,148     $ 3,207,795        314,487      $ 4,292,645
==========================================================================================
Class C
Shares sold                       151,583     $ 2,360,172        172,314      $ 2,259,911
Shares issued on reinvestment      13,673         215,854          3,845           52,358
Shares redeemed                   (53,223)       (853,352)       (48,539)        (639,598)
------------------------------------------------------------------------------------------
Net Increase                      112,033     $ 1,722,674        127,620      $ 1,672,671
==========================================================================================
Class Y
Shares sold                     3,240,170     $49,723,876      5,451,289      $70,607,680
Shares redeemed                (1,108,079)    (17,988,561)            --               --
------------------------------------------------------------------------------------------
Net Increase                    2,132,091     $31,735,315      5,451,289      $70,607,680
==========================================================================================


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                   1998       1997      1996(1)    1995      1994(1)
=================================================================================================
Net Asset Value, Beginning of Year              $14.30     $12.16      $9.62    $10.36      $9.58
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.21       0.19       0.20      0.20       0.20
  Net realized and unrealized gain (loss)         2.10       2.33       2.74     (0.61)      0.81
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.31       2.52       2.94     (0.41)      1.01
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.19)     (0.20)     (0.20)    (0.19)     (0.23)
  Net realized gains                             (0.70)     (0.18)     (0.20)    (0.14)        --
-------------------------------------------------------------------------------------------------
Total Distributions                              (0.89)     (0.38)     (0.40)    (0.33)     (0.23)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $15.72     $14.30     $12.16     $9.62     $10.36
-------------------------------------------------------------------------------------------------
Total Return                                     16.30%     20.97%     30.97%    (3.93)%    10.70%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $151,696   $133,272   $110,089   $95,054     $4,468
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.09%      1.12%      1.16%     1.41%      1.54%
  Net investment income                           1.35       1.48       1.77      1.86       2.00
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             17%         9%        15%      127%        79%
-------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                 $0.06      $0.06      $0.06        --         --
=================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                   1998       1997      1996(1)     1995      1994(1)
==================================================================================================
Net Asset Value, Beginning of Year              $14.33     $12.19      $9.65     $10.38      $9.58
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.13       0.13       0.14       0.17       0.15
  Net realized and unrealized gain (loss)         2.10       2.34       2.75      (0.62)      0.80
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.23       2.47       2.89      (0.45)      0.95
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.14)     (0.15)     (0.15)     (0.14)     (0.15)
  Net realized gains                             (0.70)     (0.18)     (0.20)     (0.14)     --
--------------------------------------------------------------------------------------------------
Total Distributions                              (0.84)     (0.33)     (0.35)     (0.28)     (0.15)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $15.72     $14.33     $12.19      $9.65     $10.38
--------------------------------------------------------------------------------------------------
Total Return                                     15.65%     20.43%     30.23%     (4.33)%    10.01%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $153,651   $137,187   $112,891    $92,153    $68,144
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.59%      1.62%      1.65%      1.90%      1.99%
  Net investment income                           0.86       0.98       1.27       1.38       1.55
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             17%         9%        15%       127%        79%
--------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                 $0.06      $0.06      $0.06         --         --
==================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                  1998          1997          1996(1)        1995(2)
===================================================================================================
Net Asset Value, Beginning of Year             $14.33        $12.19         $9.65          $9.91
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.13          0.14          0.13           0.07
  Net realized and unrealized gain (loss)        2.10          2.33          2.76          (0.13)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.23          2.47          2.89          (0.06)
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.14)        (0.15)        (0.15)         (0.06)
  Net realized gains                            (0.70)        (0.18)        (0.20)         (0.14)
---------------------------------------------------------------------------------------------------
Total Distributions                             (0.84)        (0.33)        (0.35)         (0.20)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $15.72        $14.33        $12.19          $9.65
---------------------------------------------------------------------------------------------------
Total Return                                    15.65%        20.43%        30.23%         (0.58)%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $5,007        $2,958          $961            $85
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.57%         1.61%         1.62%          1.83%+
  Net investment income                          0.86          0.94          1.11           1.44+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            17%            9%           15%           127%
---------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                $0.06         $0.06         $0.06             --
===================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 15, 1994 (inception date) to July 31, 1995.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                             1998            1997       1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year        $14.34          $12.16         $12.08
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.27            0.22             --
  Net realized and unrealized gain          2.10            2.36           0.08
--------------------------------------------------------------------------------
Total Income From Operations                2.37            2.58           0.08
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.28)          (0.22)            --
  Net realized gains                       (0.70)          (0.18)            --
--------------------------------------------------------------------------------
Total Distributions                        (0.98)          (0.40)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year              $15.73          $14.34         $12.16
--------------------------------------------------------------------------------
Total Return                               16.76%          21.48%          N/A*
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $119,258         $78,192             $5
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.69%           0.73%          N/A*
  Net investment income                     1.73            1.73           N/A*
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       17%              9%            15%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions              $0.06           $0.06          $0.06
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) Inception date is January 31, 1996.

*   Information is not meaningful since the class was only open for one day.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of the Smith Barney Equity Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Growth and Income Fund of Smith Barney Equity Funds as of January 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended January 31, 1995 were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Growth and Income Fund of Smith Barney Equity Funds as of January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP


New York, New York
March 16, 1998


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1998:

      o 76.90% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid of $16,483,374:

                        $3,082,774 are considered "28 percent rate gains". $13,400,600 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
Smith Barney Growth and Income Fund                                           23

Smith Barney

Growth and

Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.

Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Advisor
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Growth and Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
------------

A Member of Travelers Group [LOGO]

Smith Barney Growth and Income Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD01089 3/98







--------------------------------------------------------------------------------

                                                      [GRAPHIC OMITTED]

                                                      Concert Social
                                                      Awareness Fund

                                                      ANNUAL REPORT

                                                      January 31, 1998

                                               [LOGO] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Every day.(SM)

--------------------------------------------------------------------------------

Concert Social Awareness Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Social Awareness Fund ("Fund") seeks high total return consisting of current income and capital appreciation. The Fund's investment objectives will be achieved by investing in a variable combination of stocks and bonds issued by companies that, in the opinion of the Fund's portfolio managers, make a positive contribution to society through their products and services or through the way that they do business. In addition, the Fund will avoid companies that are engaged in activities that could have a negative social impact.

Concert Social Awareness Fund
Average Annual Total Returns
January 31, 1998

                                        Without Sales Charge*
                         -------------------------------------------------------
                              Class A         Class B           Class C
================================================================================
One-Year                       19.89%          18.95%           18.97%
--------------------------------------------------------------------------------
Five-Year                      14.07           13.21              N/A
--------------------------------------------------------------------------------
Ten-Year                         N/A           12.79              N/A
--------------------------------------------------------------------------------
Since Inception++              14.68           11.50            12.96
================================================================================

                                        With Sales Charge**
                         -------------------------------------------------------
                              Class A         Class B           Class C
================================================================================
One-Year                  13.89%          13.95%           17.97%
--------------------------------------------------------------------------------
Five-Year                 12.90           13.09               N/A
--------------------------------------------------------------------------------
Ten-Year                    N/A           12.79               N/A
--------------------------------------------------------------------------------
Since Inception++         13.57           11.50            12.96
================================================================================
* Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and C shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We are pleased to report that we have successfully achieved the goals set in February 1997. We increased the Fund's stock exposure, modified the bond and stock holdings to conform to our new investment analysis emphasis and, most importantly, we maintained competitive investment returns for our shareholders during the reporting period.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                      SSIAX
           Class B                      SESIX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter........................................................    1

Diversification . . .  One key to
understanding the Concert
Social Awareness Fund.....................................................    5

Historical Performance....................................................    7

Concert Social Awareness Fund
at a Glance...............................................................    9

Schedule of Investments...................................................   10

Statement of Assets and Liabilities.......................................   14

Statement of Operations...................................................   15

Statements of Changes in Net Assets.......................................   16

Notes to Financial Statements.............................................   17

Financial Highlights......................................................   22

Independent Auditors' Report..............................................   26

Tax Information...........................................................   27

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]
Heath B. McLendon                       Ellen S. Cammer

Chairman                                Investment Officer

                                        [PHOTO OMITTED]
                                        Robert J. Brady, CFA

                                        Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Concert Social Awareness Fund ("Fund") for the year ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an article entitled "Diversification: One Key to Understanding the Concert Social Awareness Fund" appears on page five of this report.

Investment Objective and Performance

The Fund seeks to provide high total return made up of current income and capital appreciation, through a carefully determined balance of stocks and bonds with an emphasis on issuers who, in the opinion of the Fund's portfolio managers, demonstrate a positive awareness of their impact on society. Under normal market conditions, the Fund will have between 65% and 85% of its assets invested in stocks and between 15% and 35% in bonds. The mix of the Fund's investments may vary from time to time to reflect current market conditions.

For the year ended January 31, 1998, the Fund generated a total return of 19.89% for Class A shares. In comparison, the Standard & Poor's 500 Index* ("S&P 500 Index") returned 26.90% and the Lehman Brothers Government/Corporate Bond Index** returned 11.17% for the same period.

Last year proved to be a very exciting and memorable one for the Fund. We began the year as the Smith Barney Strategic Investors Fund, with our portfolio's asset allocation among cash, bonds and stocks dictated by the guidelines provided by the Smith Barney Research Department. However, the selection and management of the individual securities continued to be our responsibility as co-managers of the Fund. In February, shareholders approved modifying the investment discipline to recognize what we believe is an evolution in investment analysis -- the careful consideration of the non-financial aspects of a company's business activities. In addition, we became responsible for the asset allocation decisions. Coinciding with the change in investment discipline was the change of the Fund's name to the Concert Social Awareness Fund.

We are pleased to report that we have successfully achieved the goals we set out to attain in February 1997. We increased the Fund's stock exposure, modified the bond and stock holdings to conform to our new investment analysis emphasis and, most importantly, we maintained competitive investment returns for our shareholders during the reporting period.

Bond Market Update and Portfolio Changes

Most domestic bond investors were rewarded in 1997. Yields declined significantly over the last six months of the year and continued on to new historic lows in mid-January as the yield on the 30-year U.S.

----------
* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.

** The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  1

Treasury bond reached 5.60%. Several factors contributed to the positive tone of the bond market, despite the surprisingly strong U.S. economy and low unemployment rate.

The big story of 1997 was the collapse of many Asian economies. The "Asian contagion" decimated the region's local currencies and capital markets, causing the typical "flight to quality" to U.S. Treasury securities and other perceived "safe havens." Prior to this calamity, Federal Reserve Board ("Fed") Chairman Alan Greenspan begun to hint in his remarks to Congress that the Fed was becoming concerned about a stronger-than-expected economy and tight labor markets. However, the turmoil in global markets and scant evidence of inflationary pressures allowed the Fed to remain on the sidelines, and postpone any tightening of its monetary policy.

Inflationary pressures continued to be virtually non-existent as gains in labor productivity more than offset any rise in wages. Price indices at both the producer and consumer levels actually declined over the course of the year to the bewilderment of some economists and investors who had anticipated an inevitable rise in inflation in an economy running at full throttle. In addition, commodity prices deteriorated as gold, copper and other key raw materials were weakened by the crises in Asia. Given the possible repercussions from the collapse in Asian economies, many economists are starting to sound alarms about deflation taking hold of the global economy.

The surprising strength of the U.S. economy in 1997 has had a big impact on federal government fiscal policy and debt management. The federal budget deficit has narrowed tremendously over the last eighteen months due to higher-than-expected tax receipts. This tax windfall will enable the U.S. Treasury to reduce significantly the supply of bonds needed to finance the government's operations. The end result of the improved financial condition of the U.S. government, coupled with the anticipated decline in supply in bonds, has been lower yields across the maturity spectrum during the last six months. For example, yields on the U.S. Treasury securities in the two-to-three year range declined 70 basis points (0.70%) although they declined almost 100 basis points (1.00%) from the highs seen early in the third quarter to the lows in mid-January. As of January 31, 1998 the yield on the 30-year U.S. Treasury bond was 5.80%, only 10 basis points (0.10%) higher than the mid-January low and 55 basis points (0.55%) lower than at the beginning of the period.

The overall decline in interest rates during the reporting period helped the Lehman Government/ Corporate Index post a 5.12% total return for the six-month period ended January 31, 1998. The lengthening in duration and lightening of the Fund's exposure to mortgage-backed securities implemented earlier in the year enabled the bond portion of the Fund to perform well over the last six months. (Duration is a measure of a fund's volatility relative to a given change in interest rates.)

We believe that the fundamental and technical underpinnings of the bond market remain positive. A strong U.S. dollar, low inflation and decreasing supply of bonds should help to keep interest rates from rising significantly in the near term. However, we think that interest rates cannot go much lower unless the economy shows signs of teetering on the brink of recession. With so much good news for bond investors already factored into the market, we believe a somewhat cautious posture is warranted. As of January 31, 1998 the duration of the bond component is roughly 5 years compared with a duration of approximately 5.75 years as of July 31, 1997. At the close of the reporting period, the Fund's bond assets were made up of 40% government bonds, 37% corporate bonds, 17% mortgage-backed securities and 6% asset backed securities.

Stock Market Update and Portfolio Changes

The U.S. stock market's continued strength provided a solid background within which to actively manage investments during the twelve months ended in January 1998. In hindsight it looked like simply one more straight-up year, with many U.S. stocks posting


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
strong price gains (i.e., mid-teens to mid-twenties percent changes). But that view masked a key truth behind the stock market's rise: When you bought and sold, and where you were positioned greatly affected your investment results.

During the period under review, market volatility was a way of life for many stock investors. For example, in eight of twelve months, the S&P 500 Index rose or fell in excess of 4%. (Please keep in mind that in a more "normal" year, if stock prices rise by 10% annually, that would equate to an average gain of only 0.8% per month.) In 1997, U.S. financial markets were the place to invest; stocks, bonds and the U.S. dollar all performed well. Inflation bets were losers; the prices of many commodities and gold actually went down. International stock markets also lagged in comparison with the U.S. market, with some showing smaller gains, others falling in price. Within the U.S., large-capitalization stocks outdistanced mid- to small-capitalization companies. Growth style investing was favored over a value focus. (Growth style investing is generally considered to be investing in a company with the primary aim of achieving growth of capital through the company's rise in earnings. Value investing usually refers to investing in companies that are fundamentally sound but may be out-of-favor with many investors.) Communication services, health care, financial and consumer cyclicals were all industries that did well. On the opposite side of the ledger, basic materials, energy and utilities industries were the big relative underperformers during the reporting period.

In reviewing our stock investments, the timing of our purchase and sales along with our individual stock selection contributed more positively to the Fund's performance than did our industry emphasis. Most of our selling took place into market strength (i.e., April & May), and the major share of our buying occurred during market weakness (i.e., March & October). In all, we were net buyers of approximately $11 million worth of stock. We estimate that our emphasis on high quality, mid- to large-capitalization company stocks with a growth at the right price, value focus enabled us to keep pace with the major market indices, which generally appreciated in the mid-20% range.

As a result of new purchasing and this market appreciation, our stock holdings increased from about 49% of the fund's portfolio at the beginning of the fiscal year to about 67% by fiscal year end. We initiated 58 trades by which we reduced or eliminated stock holdings, and another 76 trades that established new positions or added to existing ones.

In accordance with our social awareness criteria, we sold a number of stocks during the past year that failed to pass our social research screens. For example, we sold Lucas Variety after a merger introduced a defense business to the company as well as Lockheed Martin and General Electric for their participation in defense and/or nuclear businesses. In addition, we also sold Olin Corporation because of its chemical operations, Eastman Kodak because of its toxic disposal policies and Nabisco Holdings because of its cash flow connections to tobacco.

As noted above, we also found many companies that presented both good investment opportunity and a favorable social profile such as American Express, NationsBank and Enron. We bought American Express, a diversified financial services company, because we believed that it represented good investment value. Moreover, American Express has been widely recognized for its charitable giving and its leadership in work and family programs. Our valuation model suggested to us that NationsBank, a bank holding company, was significantly undervalued. NationsBank has maintained an active gift-giving program and offers a wide variety of family programs to its employees. Enron, one of the largest power providers, has been involved with two of the world's largest solar energy projects in addition to significant participation in education and community initiatives. These successful companies are but a few of the numerous companies that have recognized that socially aware policies can also make good business sense.

We continue to maintain good diversification in our stock portfolio, owning 68 separate issues at fiscal year-


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  3
end. Consistent with our management style, however, we have put more of our money in our most timely favorites. The amount of money committed to our top twenty holdings has increased noticeably, although those holdings in total represent only about 30% of the Fund's assets.

Outlook

We see 1998 as a year in which good stock selection, always a critical factor, will be more important than ever. In our judgment, the overall market is fairly valued under today's economic conditions, so it will remain highly sensitive to external elements that impact prospects for such things as the economy's growth rate, inflation, interest rates and/or corporate earnings growth. We have recently tilted towards a bit more domestic consumer focus in the Fund's stock exposure, since we believe that U.S. business activity will likely remain robust. Profits at the company level will be harder to both get and keep, so therefore we are giving preference to predictability as a corporate trait. Despite its dynamic launch in the first month of the calendar year, we believe the stock market will likely turn in a more traditional year. Overall investment returns may end up in the high single to low double-digit range, still quite acceptable in a world of 1% to 2% inflation per year.

We thank you for your continued support of our efforts on your behalf, and look forward to another exciting and challenging year.

Sincerely,


/s/ Heath B. McLendon               /s/ Robert J. Brady, CFA

Heath B. McLendon                   Robert J. Brady, CFA
Chairman                            Investment Officer


/s/ Ellen S. Cammer

Ellen S. Cammer
Investment Officer

February 9, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                         As of January 31, 1998
--------------------------------------------------------------------------------

 1. Schering-Plough Corp.                                                   2.8%
--------------------------------------------------------------------------------

 2. Chase Manhattan Corp.                                                   2.6
--------------------------------------------------------------------------------

 3. Tenet Healthcare Corp.                                                  2.6
--------------------------------------------------------------------------------

 4. Lucent Technologies, Inc.                                               2.5
--------------------------------------------------------------------------------

 5. Xerox Corp.                                                             2.5
--------------------------------------------------------------------------------

 6. Allstate Corp.                                                          2.5
--------------------------------------------------------------------------------

 7. Cisco Systems, Inc.                                                     2.4
--------------------------------------------------------------------------------

 8. Compaq Computer Corp.                                                   2.4
--------------------------------------------------------------------------------

 9. Aluminum Co. of America                                                 2.3
--------------------------------------------------------------------------------

10. Unilever N.V.                                                           2.2
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                          [LOGO]
--------------------------------------------------------------------------------

Diversification...One key to understanding the
Concert Social Awareness Fund

Diversification--one word that expresses the essence of the Concert Social Awareness Fund. A word that relates to the structure, the management and the investment discipline of the Fund.

In the world of finance, the word balance has often been used to define the structure of a diversified portfolio of individual investments. Investment professionals talk about the allocation of assets being balanced, or diversified, among various asset classes such as cash, bonds or stocks. A balanced portfolio structure offers an opportunity to participate in certain markets known for their asset growth potential and others for their income-generating capabilities. In addition, a well diversified portfolio can help to moderate investment risk (i.e., actual loss and/or volatility-induced uncertainty) by combining still other more stable elements such as cash, short-term bonds and convertible bonds. A balanced approach seeks a risk tolerance between ultra-conservatism and aggressive risk-taking, thereby offering investors a comfortable way to invest that can help them meet their long-term financial goals.

In our view, a flexible portfolio structure fits extremely well with the needs and wants of a large portion of long term-investors given today's volatile and dynamic market conditions. The structure of the Concert Social Awareness Fund is diversified with a goal of owning 75% stocks and 25% bonds on average over a full market cycle. (Yet, we have the latitude to operate within an interim range of 10% plus or minus versus the benchmark based upon our analysis of current investment opportunities.)

Some asset management firms adopt this flexible portfolio structure in theory, but then they ask one investment professional to manage all of the assets that are divided among various asset classes. This "jack-of-all-trades" investment approach may work especially when one part of the portfolio is expected to produce most of the investment return, while another is primarily viewed as contributing to minimize risk. (In other words, one section of the portfolio is more actively managed than the second which embodies more of a "buy and hold" passive approach.)

In contrast, we manage the Concert Social Awareness Fund with a truly balanced style incorporating a team of asset class specialists--Ellen Cammer manages the bonds and Bob Brady manages the stocks. We combine our analyses of our


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  5

--------------------------------------------------------------------------------
                                                                          [LOGO]
--------------------------------------------------------------------------------

respective markets to determine the appropriate interim asset allocation among bonds and stocks around the strategic benchmark. Then we actively manage each segment of the Fund's portfolio for total investment return, as well as for helping to minimize risk. The core of our philosophy is to balance the assets in the portfolio as well as to strike a balance in the management responsibility.

Yet our commitment to balance in the Fund doesn't end there! Our investment discipline attempts to analyze individual stock and bond investments by incorporating balancing both the financial and non-financial aspects of the underlying company under consideration. We believe there is a connection between the two forms of management actions that can have a positive impact on investors. Before we decide to purchase a security, it must satisfy our strict financial disciplines by offering sound value in today's marketplace. But, in tomorrow's economic world, we believe that long-term corporate strength (and therefore enhanced shareholder values) has a higher probability of being realized when companies understand the wider implications of their actions. Companies that deal well with their operating impact on the natural environment, provide employee-satisfying workplaces and are positively aware of their impact on the communities can benefit by growing stronger or reducing potential financial liabilities. Our investment discipline, therefore, is balanced between two objectives: First and foremost, we want to own attractive investments. Yet, as managers of the Concert Social Awareness Fund on the forefront of social awareness, we want to avoid companies that are engaged in activities that could have a negative social impact.

The Concert Social Awareness Fund offers the long-term investor balance in its portfolio structure, its asset management and its investment discipline. And because of that, we believe this well-diversified Fund will continue to be successful in a highly competitive world.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       -----------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/98                 $19.36    $20.57      $0.55        $1.99        19.89%
--------------------------------------------------------------------------------
1/31/97                  19.00     19.36       0.60         1.32        12.41
--------------------------------------------------------------------------------
1/31/96                  15.91     19.00       0.52         0.52        26.47
--------------------------------------------------------------------------------
1/31/95                  17.72     15.91       0.47         0.66        (3.82)
--------------------------------------------------------------------------------
1/31/94                  16.85     17.72       0.56         1.46        17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93    16.80     16.85       0.11         0.85         6.12+
================================================================================
  Total                                       $2.81        $6.80
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/98                 $19.42    $20.63      $0.40        $1.99        18.95%
--------------------------------------------------------------------------------
1/31/97                  19.05     19.42       0.45         1.32        11.60
--------------------------------------------------------------------------------
1/31/96                  15.97     19.05       0.42         0.52        25.58
--------------------------------------------------------------------------------
1/31/95                  17.79     15.97       0.35         0.66        (4.54)
--------------------------------------------------------------------------------
1/31/94                  16.84     17.79       0.34         1.46        16.88
--------------------------------------------------------------------------------
1/31/93                  17.26     16.84       0.50         1.49         9.68
--------------------------------------------------------------------------------
1/31/92                  15.61     17.26       0.55         0.88        19.96
--------------------------------------------------------------------------------
1/31/91                  15.57     15.61       0.51         0.46         6.80
--------------------------------------------------------------------------------
1/31/90                  15.03     15.57       0.71         0.38        10.76
--------------------------------------------------------------------------------
1/31/89                  13.62     15.03       0.48         0.11        15.10
================================================================================
  Total                                       $4.71        $9.27
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/98                 $19.46    $20.68      $0.40        $1.99        18.97%
--------------------------------------------------------------------------------
1/31/97                  19.08     19.46       0.45         1.32        11.65
--------------------------------------------------------------------------------
1/31/96                  15.97     19.08       0.42         0.52        25.77
--------------------------------------------------------------------------------
1/31/95                  17.79     15.97       0.35         0.66        (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94    17.54     17.79       0.28         1.46        11.83+
================================================================================
  Total                                                    $1.90        $5.95
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  7

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain      Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/98                  $19.39   $20.62      $0.61        $1.99       20.31%
--------------------------------------------------------------------------------
Inception*-- 1/31/97      19.00    19.39       0.49         1.32       11.94+
================================================================================
  Total                                       $1.10        $3.31
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
                                   ---------------------------------------------
                                     Class A    Class B    Class C    Class Y
================================================================================
Year Ended 1/31/98                    19.89%     18.95%     18.97%     20.31%
--------------------------------------------------------------------------------
Five Years Ended 1/31/98              14.07      13.21        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/98                 N/A      12.79        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98            14.68      11.50      12.96      17.49
================================================================================

                                              With Sales Charge(2)
                                   ---------------------------------------------
                                     Class A    Class B    Class C    Class Y
================================================================================
Year Ended 1/31/98                    13.89%     13.95%     17.97%     20.31%
--------------------------------------------------------------------------------
Five Years Ended 1/31/98              12.90      13.09        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/98                 N/A      12.79        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98            13.57      11.50      12.96      17.49
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                               104.93%
--------------------------------------------------------------------------------
Class B (1/31/88 through 1/31/98)                                  233.16
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                                78.31
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                                34.68
================================================================================
(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, February 2, 1987, May 5, 1993 and March 28, 1996, respectively.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Concert Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard &Poor's 500 Index+

                              [LINE GRAPH OMITTED]

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

    [THE FOLLOWING CHART WAS DEPICTED IN A BAR GRAPH IN THE PRINTED MATERIAL]

                    Basic Materials           5.4%
                    Communication Services    3.4%
                    Consumer Cyclicals       22.0%
                    Consumer Staples          8.7%
                    Financial Services       23.6%
                    Healthcare                9.6%
                    Technology               19.4%
                    Transportation            2.8%
                    Utilities                 5.1%

* As a percentage of total common stock.


Investment Breakdown
--------------------------------------------------------------------------------

    [THE FOLLOWING CHART WAS DEPICTED IN A PIE GRAPH IN THE PRINTED MATERIAL]

                  1.7%    Repurchase Agreement
                  5.1%    Mortgage-Backed Securities
                 11.7%    Corporate Bonds and Notes
                  1.8%    Asset-Backed Securities
                 67.1%    Common Stock
                 12.6%    U.S. Government Obligations


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

    SHARES                            SECURITY                        VALUE
================================================================================
COMMON STOCK -- 67.1%

Basic Materials -- 3.7%
         75,000     Aluminum Co. of America                        $ 5,728,125
        200,000     Engelhard Corp.                                  3,350,000
        115,000     Praxair, Inc.                                    4,765,312
--------------------------------------------------------------------------------
                                                                    13,843,437
--------------------------------------------------------------------------------

Communication Services -- 2.3%
         93,200     MCI Communications Corp.                         4,327,975
        125,000     WorldCom Inc.+                                   4,476,563
--------------------------------------------------------------------------------
                                                                     8,804,538
--------------------------------------------------------------------------------

Consumer Cyclicals -- 14.7%
         30,000     Black & Decker Corp.                             1,445,625
         93,600     Dollar General Corp.                             3,404,700
         17,200     Fleetwood Enterprises, Inc.                        715,950
         80,000     Home Depot, Inc.                                 4,825,000
        193,400     Kaufman & Broad Home Corp.                       4,980,050
        104,700     Liz Clairborne, Inc.                             4,240,350
        110,000     Lowes Cos.                                       5,561,875
         90,500     May Department Stores Co.                        4,756,906
         14,352     Payless ShoeSource, Inc.+                          933,777
         55,000     Pep Boys - Manny, Moe & Jack                     1,203,125
         51,800     Philips Electronics N.V.@                        3,451,175
         60,000     Pitney Bowes, Inc.                               2,752,500
         50,000     Rite Aid Corp.                                   3,121,875
         70,000     Staples, Inc.+@                                  1,907,500
         25,000     Sylvan Learning Systems, Inc.+                     987,500
         55,100     Toys "R" Us, Inc.+                               1,477,369
         67,000     VF Corp.                                         2,864,250
         92,000     Wal-Mart Corp.                                   3,668,500
        151,000     Wendy's International, Inc.                      3,369,187
--------------------------------------------------------------------------------
                                                                    55,667,214
--------------------------------------------------------------------------------

Consumer Staples -- 5.8%
        194,000     American Stores Co.                              4,219,500
         97,400     Kroger Co.+                                      3,810,775
         65,000     Newell Co.                                       2,669,062
          2,500     Stryker Corp.                                       92,344
        124,000     Sysco Corp.                                      5,549,000
        100,000     Unilever N.V.                                    5,706,250
--------------------------------------------------------------------------------
                                                                    22,046,931
--------------------------------------------------------------------------------

Financial Services -- 15.9%
         45,000     Ace Ltd.                                         4,187,813
         70,547     Allstate Corp.                                   6,243,410
         50,000     American Express Co.                             4,184,375
         60,000     Associates First Capital Corp., Class A shares   4,080,000
         50,622     BankAmerica Corp.                                3,597,326
         35,000     Bank of Boston Corp.                             3,132,500
         49,000     Bay Apartment Communities, Inc.                  1,858,938


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1998
--------------------------------------------------------------------------------

    SHARES                            SECURITY                        VALUE
================================================================================
Financial Services -- 15.9% (continued)
         62,088     Chase Manhattan Corp.                          $ 6,655,058
        105,200     Federal Home Loan Mortgage Corp.                 4,681,400
         64,800     H. F. Ahmanson & Co.@                            3,778,650
         25,000     Hartford Financial Services, Inc.                2,250,000
         30,900     J.P. Morgan & Co.                                3,126,694
         42,200     Lincoln National Corp.                           3,194,012
         30,000     Provident Cos., Inc.                             1,091,250
         50,400     St. Paul Cos., Inc.                              4,384,800
         32,000     Transamerica Corp.                               3,288,000
--------------------------------------------------------------------------------
                                                                    59,734,226
--------------------------------------------------------------------------------

Healthcare -- 6.4%
         50,000     Amgen, Inc.                                      2,500,000
        150,000     DENTSPLY International Inc.                      4,462,500
         55,000     Johnson & Johnson                                3,681,563
         98,000     Schering-Plough Corp.                            7,092,750
        190,500     Tenet Healthcare Corp.+                          6,572,250
--------------------------------------------------------------------------------
                                                                    24,309,063
--------------------------------------------------------------------------------

Technology -- 13.0%
         60,000     Automatic Data Processing, Inc.                  3,588,750
         97,500     Cisco Systems, Inc.+                             6,148,594
        200,000     Compaq Computer Corp.                            6,012,500
         97,500     Computer Associates International, Inc.          5,185,781
        170,000     EMC Corp.+@                                      5,535,625
         20,000     Intel Corp.                                      1,620,000
         54,800     International Business Machines Corp.            5,408,075
         72,963     Lucent Technologies, Inc.                        6,457,225
         45,000     Motorola, Inc.                                   2,674,687
         80,000     Xerox Corp.                                      6,430,000
--------------------------------------------------------------------------------
                                                                    49,061,237
--------------------------------------------------------------------------------

Transportation -- 1.9%
        75,000     Mesaba Holdings, Inc.+                            2,175,000
        60,000     Norfolk Southern Corp.                            1,893,750
       112,500     Southwest Airlines Co.                            2,932,031
--------------------------------------------------------------------------------
                                                                     7,000,781
--------------------------------------------------------------------------------

Utilities -- 3.4%
       121,100     Enron Corp.                                       5,018,081
        28,000     US Filter Corp.@                                    910,000
        25,000     Western Atlas Inc.+                               1,557,812
       190,000     Williams Cos., Inc.@                              5,415,000
--------------------------------------------------------------------------------
                                                                    12,900,893
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost-- $162,980,702)                           253,368,320
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT                            SECURITY                        VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 12.6%
    $ 1,450,000     U.S. Treasury Notes, 5.375% due 5/31/98        $ 1,450,217
      9,400,000     U.S. Treasury Notes, 6.375% due 1/15/99          9,487,044
      2,000,000     U.S. Treasury Notes, 5.625% due 10/31/99         2,009,180
        750,000     U.S. Treasury Notes, 7.125% due 2/29/00            775,913
      4,400,000     U.S. Treasury Notes, 6.250% due 8/31/00          4,493,984
      2,000,000     U.S. Treasury Notes, 6.250% due 10/31/01         2,056,060
      3,000,000     U.S. Treasury Notes, 5.875% due 11/30/01         3,047,340
      2,978,000     U.S. Treasury Notes, 6.375% due 8/15/02          3,092,117
      3,000,000     U.S. Treasury Notes, 6.500% due 10/15/06         3,190,020
      1,000,000     U.S. Treasury Bonds, 7.125% due 2/15/23          1,159,150
     16,300,000     U.S. Treasury Bonds, 6.000% due 2/15/26         16,566,342
================================================================================
                    TOTAL U. S. GOVERNMENT OBLIGATIONS
                    (Cost-- $44,807,113)                            47,327,367
================================================================================
CORPORATE BONDS AND NOTES -- 11.7%

Financial Services -- 6.9%
      2,000,000     American Express, Sr. Notes,
                      6.750% due 6/23/04                             2,077,500
      2,500,000     Associates Corp. North American, Notes,
                      7.250% due 9/1/99                              2,552,900
      2,000,000     Bankers Trust Capital Trust B, 7.750%
                      due 12/1/26++                                  2,035,000
      2,000,000     Chase Manhattan Corp., Sr. Notes,
                      5.875% due 8/4/99                              2,005,000
      2,000,000     Countrywide Home Loan, Medium Term Notes,
                      6.380% due 10/8/02                             2,025,000
      2,000,000     Dean Witter Discover & Co., Notes,
                      6.000% due 3/1/98                              2,000,680
      1,000,000     First USA Bank, Notes, 6.375% due 10/23/00       1,015,000
      3,000,000     Household Finance Corp., Sr. Notes,
                      7.510% due 3/10/98                             3,005,820
      2,000,000     John Deere Capital Corp., Medium Term Notes,
                      5.300% due 4/15/98                             1,999,660
      1,000,000     Merrill Lynch & Co., Inc., Notes, 6.000%
                      due 1/15/01                                    1,006,250
      2,000,000     Pitney Bowes Credit Corp., Notes, 5.650%
                      due 1/15/03                                    1,987,500
      2,000,000     Swiss Bank Corp., 7.375% 6/15/17                 2,175,000
      2,000,000     Xerox Capital Trust, 8.000% due 2/1/27           2,170,000
--------------------------------------------------------------------------------
                                                                    26,055,310
--------------------------------------------------------------------------------

Industrial -- 3.6%
      1,500,000     Case Corp., Notes, 7.250% due 8/1/05             1,578,750
      2,000,000     Kroger Co., Sr. Notes, 7.650% due 4/15/07        2,175,000
      1,500,000     Lucent Technologies, Inc., Notes, 7.250%
                      due 7/15/06                                    1,614,375
      2,000,000     Service Corp. International, Senior Notes,
                      7.000% due 6/1/15                              2,082,500
        340,424     Southwest Airlines Co., Series 1994-A3,
                      8.700% due 7/1/11                                387,131
      1,450,000     Staples Inc., Sr. Notes, 7.125% due 8/15/07      1,511,625
      2,000,000     Tenet Healthcare Corp., Sr. Notes, 8.625%
                      due 12/1/03                                    2,102,500
      2,000,000     Time Warner Inc., 6.100% due 12/30/01++          1,992,500
--------------------------------------------------------------------------------
                                                                    13,444,381
--------------------------------------------------------------------------------

Utilities -- 1.2%
      2,000,000     HNG Internorth, Inc., Notes, 9.625%
                      due 3/15/06                                    2,432,500
      2,000,000     Norfolk Southern Corp., Debentures, 7.800%
                      due 5/15/27                                    2,275,000
--------------------------------------------------------------------------------
                                                                     4,707,500
--------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost-- $42,882,733)                            44,207,191
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT                            SECURITY                        VALUE
================================================================================
ASSET-BACKED SECURITIES -- 1.8%
    $  464,470     Equity Credit Corp., Home Equity Loan Trust,
                     Series 1993-3, 5.150% due 9/15/08            $    455,273
       174,393     Fannie Mae Remic Pass Thru Certificates,
                     Series 1993-104, 5.500% due 3/25/98               173,722
     1,106,250     Sears Credit Account Master Trust, Series
                     1994-2A, 7.250% due 1/15/02                     1,107,577
     2,000,000     Sears Credit Account Master Trust, Series
                     1995-2A, 8.100% due 6/15/04                     2,089,740
     3,000,000     Standard Credit Card, Series 1995,
                     5.900% due 2/7/01                               3,005,370
================================================================================
                   TOTAL ASSET-BACKED SECURITIES
                   (Cost-- $6,740,101)                               6,831,682
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 5.1%
          8,729     Federal Home Loan Mortgage Corp., 6.250%
                      due 7/1/02                                         8,775
         28,259     Federal Home Loan Mortgage Corp., 8.500%
                      due 12/1/02                                       29,707
         35,798     Federal National Mortgage Association,
                      5.500% due 3/1/99                                 34,735
      2,910,956     Federal National Mortgage Association,
                      7.500% due 10/1/09                             2,999,187
      1,784,579     Federal National Mortgage Association,
                      6.000% due 2/1/11                              1,769,517
        112,063     Federal National Mortgage Association,
                      8.000% due 7/1/24                                116,370
      4,991,075     Federal National Mortgage Association,
                      6.500% due 11/1/27                             4,969,214
      4,995,865     Federal National Mortgage Association,
                      6.500% due 1/1/28                              4,973,983
      4,521,535     Government National Mortgage Association,
                      6.500% due 4/15/26                             4,507,382
--------------------------------------------------------------------------------
                    TOTAL MORTGAGE-BACKED SECURITIES
                    (Cost-- $18,865,262)                            19,408,870
================================================================================
REPURCHASE AGREEMENT -- 1.7%
      6,591,000     Goldman, Sachs & Co., 5.54% due 2/2/98;
                    Proceeds at maturity -- $6,594,042; (Fully
                    collateralized by U.S. Treasury Notes,
                    5.750% due 11/15/00; Market value--
                    $6,725,974) ( Cost-- $6,591,000)                 6,591,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $282,866,911*)                        $377,734,430
================================================================================
+   Non-income producing security.

++ Security is exempt from registration under Rule 144A of the Securities act of 1933 . This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

#   Variable rate note - interest rate resets quarterly.

@   A portion of this security is on loan (Note 7).

*   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1998
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $282,866,911)                     $377,734,430
   Cash                                                                     554
   Collateral for securities loaned (Note 7)                         21,934,000
   Interest receivable                                                1,831,402
   Receivable for securities sold                                     9,602,012
   Receivable for Fund shares sold                                      523,665
   Dividends receivable                                                 134,135
--------------------------------------------------------------------------------
   Total Assets                                                     411,760,198
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 7)                            21,934,000
   Payable for securities purchased                                   7,625,269
   Payable for Fund shares purchased                                    279,572
   Investment advisory fees payable                                     168,638
   Administration fees payable                                           61,323
   Distribution fees payable                                             35,618
   Accrued expenses                                                     121,318
--------------------------------------------------------------------------------
   Total Liabilities                                                 30,225,738
--------------------------------------------------------------------------------
Total Net Assets                                                   $381,534,460
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     18,523
   Capital paid in excess of par value                              283,351,466
   Undistributed net investment income                                   21,900
   Accumulated net realized gain from security transactions,
     options and futures contracts                                    3,275,052
   Net unrealized appreciation of investments                        94,867,519
--------------------------------------------------------------------------------
Total Net Assets                                                   $381,534,460
================================================================================
Shares Outstanding:
   Class A                                                            9,822,231
   -----------------------------------------------------------------------------
   Class B                                                            8,343,093
   -----------------------------------------------------------------------------
   Class C                                                              346,895
   -----------------------------------------------------------------------------
   Class Y                                                               10,688
   -----------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                        $20.57
   -----------------------------------------------------------------------------
   Class B*                                                              $20.63
   -----------------------------------------------------------------------------
   Class C**                                                             $20.68
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                        $20.62
   -----------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value)                       $21.65
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended January 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                        $10,303,048
   Dividends                                                         2,874,806
--------------------------------------------------------------------------------
   Total Investment Income                                          13,177,854
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        2,299,818
   Investment advisory fees (Note 2)                                 2,036,365
   Administration fees (Note 2)                                        740,496
   Shareholder and system servicing fees                               412,916
   Shareholder communications                                          136,260
   Registration fees                                                    99,723
   Audit and legal                                                      49,779
   Trustees' fees                                                       19,942
   Custody                                                              17,948
   Other                                                                 5,150
--------------------------------------------------------------------------------
   Total Expenses                                                    5,818,397
--------------------------------------------------------------------------------
Net Investment Income                                                7,359,457
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
   Realized Gain From:
     Security transactions (excluding short-term securities)        27,765,877
     Options written                                                   132,250
     Futures contracts                                                  14,135
--------------------------------------------------------------------------------
   Net Realized Gain                                                27,912,262
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                              64,480,761
     End of year                                                    94,867,519
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          30,386,758
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures Contracts              58,299,020
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $65,658,477
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                      1998             1997
================================================================================
OPERATIONS:
   Net investment income                         $  7,359,457      $ 10,009,777
   Net realized gain                               27,912,262        29,798,572
   Increase in net unrealized appreciation         30,386,758         4,059,203
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations          65,658,477        43,867,552
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                           (8,605,756)      (10,549,573)
   Net realized gains                             (34,146,580)      (25,686,983)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions To Shareholders                (42,752,336)      (36,236,556)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                59,780,975        31,606,383
   Net asset value of shares issued for
     reinvestment of dividends                     40,529,174        34,034,031
   Cost of shares reacquired                     (126,493,481)      (93,222,755)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                      (26,183,332)      (27,582,341)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (3,277,191)      (19,951,345)
NET ASSETS:
   Beginning of year                              384,811,651       404,762,996
--------------------------------------------------------------------------------
   End of year*                                  $381,534,460      $384,811,651
================================================================================
* Includes undistributed net investment
  income of:                                          $21,900        $1,049,534
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Growth and Income Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (f) gains and losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31,1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Investment Advisory Agreement, Administration Agreement and Other
    Transactions

Smith Barney Strategy Advisors Inc. ("SBSA"), a subsidiary of Mutual Management Corp. ("MMC"), for-


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

merly known as Smith Barney Mutual Funds Management Inc. which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended January 31, 1998, SB received sales charges of $241,000 on sales of the Fund's Class A shares and brokerage commissions of $7,578.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended January 31, 1998, CDSCs paid to SB for Class B shares were approximately $281,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 1998, total Distribution Plan fees incurred were:

                                       Class A        Class B       Class C
================================================================================
Distribution Plan Fees                 $467,786      $1,779,212     $52,820
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the year ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $218,835,331
--------------------------------------------------------------------------------
Sales                                                             234,827,498
================================================================================

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $96,923,466
Gross unrealized depreciation                                       (2,055,947)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $94,867,519
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 1998, the Fund had no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1998, the Fund had no open purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended January 31, 1998:

                                                         Number of
                                                         Contracts    Premium
================================================================================
Options written, outstanding at January 31, 1997            --             --
Options written during the year ended January 31, 1998     1,000    $ 1,290,875
Options cancelled in closing purchase transactions        (1,000)    (1,290,875)
--------------------------------------------------------------------------------
Options written, outstanding at January 31, 1998            --             --
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 1998, the Fund had loaned common stocks having a value of $20,998,067 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Mercantile Bank Time Deposit, 5.656% due 2/2/98                    $ 1,837,373
Svenska Handelsbanken, 5.594% due 2/2/98                             1,469,747
Goldman, Sachs & Co. Repurchase Agreement, 5.650% due 2/2/98        15,411,478
Morgan Stanley Repurchase Agreement, 5.640% due 2/2/98               3,215,402
--------------------------------------------------------------------------------
Total                                                              $21,934,000
================================================================================

8. Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A        Class B        Class C      Class Y
================================================================================
Total Paid-in Capital      $162,646,101   $113,952,450    $6,560,748    $210,690
================================================================================


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                           Year Ended                  Year Ended
                                        January 31, 1998           January 31, 1997*
                                  --------------------------   -------------------------
                                     Shares       Amount          Shares        Amount
========================================================================================
Class A
Shares sold                        1,563,683   $ 31,928,326       765,757   $ 14,636,058
Shares issued on reinvestment      1,069,265     21,700,037       853,742     16,284,236
Shares redeemed                   (2,007,566)   (40,819,586)   (1,633,537)   (31,295,560)
----------------------------------------------------------------------------------------
Net Increase (Decrease)              625,382   $(12,808,777       (14,038)  $   (375,266)
========================================================================================
Class B
Shares sold                        1,152,327   $ 23,614,622       794,793   $ 15,242,197
Shares issued on reinvestment        891,901     18,139,669       908,864     17,375,708
Shares redeemed                   (4,134,755)   (83,754,507)   (3,153,244)   (60,500,586)
----------------------------------------------------------------------------------------
Net Decrease                      (2,090,527)  $(42,000,216)   (1,449,587)  $(27,882,681)
========================================================================================
Class C
Shares sold                          203,584   $  4,187,186        78,020   $  1,597,496
Shares issued on reinvestment         32,848        670,182        24,149        364,156
Shares redeemed                      (95,115)    (1,919,388)      (74,564)    (1,426,609)
----------------------------------------------------------------------------------------
Net Increase                         141,317   $  2,937,980        27,605   $    535,043
========================================================================================
Class Y
Shares sold                            2,360   $     50,841         6,860   $    130,632
Shares issued on reinvestment            948         19,286           520          9,931
Shares redeemed                           --             --            --             --
----------------------------------------------------------------------------------------
Net Increase                           3,308   $     70,127         7,380   $    140,563
========================================================================================

* For Class Y shares, transactions are for the period from March 28, 1996 (inception date) to January 31, 1997.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                  1998          1997          1996          1995         1994(1)
===============================================================================================================
Net Asset Value, Beginning of Year             $19.36        $19.00        $15.91        $17.72        $16.85
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.48          0.57          0.61          0.57          0.52
  Net realized and unrealized gain (loss)        3.27          1.71          3.52         (1.25)         2.37
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              3.75          2.28          4.13         (0.68)         2.89
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.55)        (0.60)        (0.52)        (0.47)        (0.56)
  Net realized gains                            (1.99)        (1.32)        (0.52)        (0.66)        (1.46)
---------------------------------------------------------------------------------------------------------------
Total Distributions                             (2.54)        (1.92)        (1.04)        (1.13)        (2.02)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $20.57        $19.36        $19.00        $15.91        $17.72
---------------------------------------------------------------------------------------------------------------
Total Return                                    19.89%        12.41%        26.47%        (3.82)%       17.80%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $202,026      $178,072      $175,007      $159,247        $6,216
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.19%         1.28%         1.21%         1.33%         1.25%
  Net investment income                          2.34          2.98          3.10          2.89          2.85
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            62%           68%           81%          103%          131%
---------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                $0.06         $0.06         $0.06            --            --
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                  1998          1997          1996          1995         1994(1)
===============================================================================================================
Net Asset Value, Beginning of Year               $19.42        $19.05        $15.97        $17.79        $16.84
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.33          0.43          0.49          0.39          0.38
  Net realized and unrealized gain (loss)          3.27          1.71          3.53         (1.20)         2.37
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                3.60          2.14          4.02         (0.81)         2.75
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.40)        (0.45)        (0.42)        (0.35)        (0.34)
  Net realized gains                              (1.99)        (1.32)        (0.52)        (0.66)        (1.46)
---------------------------------------------------------------------------------------------------------------
Total Distributions                               (2.39)        (1.77)        (0.94)        (1.01)        (1.80)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $20.63        $19.42        $19.05        $15.97        $17.79
---------------------------------------------------------------------------------------------------------------
Total Return                                      18.95%        11.60%        25.58%        (4.54)%       16.88%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $172,115      $202,597      $226,360      $216,035      $334,408
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.95%         2.03%         1.94%         2.00%         1.98%
  Net investment income                            1.62          2.23          2.37          2.21          2.11
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              62%           68%           81%          103%          131%
---------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                  $0.06         $0.06         $0.06            --            --
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                  1998          1997          1996         1995(1)     1994(2)(3)
===============================================================================================================
Net Asset Value, Beginning of Year             $19.46        $19.08        $15.97        $17.79        $17.54
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.34          0.44          0.45          0.38          0.32
  Net realized and unrealized gain (loss)        3.27          1.71          3.60         (1.19)         1.67
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              3.61          2.15          4.05         (0.81)         1.99
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.40)        (0.45)        (0.42)        (0.35)        (0.28)
  Net realized gains                            (1.99)        (1.32)        (0.52)        (0.66)        (1.46)
---------------------------------------------------------------------------------------------------------------
Total Distributions                             (2.39)        (1.77)        (0.94)        (1.01)        (1.74)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $20.68        $19.46        $19.08        $15.97        $17.79
---------------------------------------------------------------------------------------------------------------
Total Return                                    18.97%        11.65%        25.77%        (4.54)%       11.83%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $7,173        $4,000        $3,396        $1,972          $399
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.93%         2.01%         1.94%         1.98%         1.93%+
  Net investment income                          1.54          2.25          2.31          2.24          2.16+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            62%           68%           81%          103%          131%
---------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                $0.06         $0.06         $0.06            --            --
===============================================================================================================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from May 5, 1993 (inception date) to January 31, 1994.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                        1998          1997(1)
================================================================================
Net Asset Value, Beginning of Year                   $19.39        $19.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                0.56          0.51
  Net realized and unrealized gain                     3.27          1.69
--------------------------------------------------------------------------------
Total Income From Operations                           3.83          2.20
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.61)        (0.49)
  Net realized gains                                  (1.99)        (1.32)
--------------------------------------------------------------------------------
Total Distributions                                   (2.60)        (1.81)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                         $20.62        $19.39
--------------------------------------------------------------------------------
Total Return                                          20.31%        11.94%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $220          $143
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             0.84%         0.90%+
  Net investment income                                2.64          3.31+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  62%           68%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                         $0.06         $0.06
================================================================================

(1) For the period from March 28, 1996 (inception date) to January 31, 1997.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 25

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended January 31, 1995, were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                    /s/ KPMG Peat Marwick LLP

New York, New York
March 16, 1998


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1998:

      o 31.67% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o   Total long-term capital gain distributions paid of $34,146,580:

                 $16,241,579 are considered "28 percent rate gains". $17,905,001 are considered "20 percent rate gains".

A total of 29.85% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 27

Concert Social
Awareness Fund

Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Investment Officer

Ellen S. Cammer
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

[LOGO]

[RECYCLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 30% post-consumer recycled paper, deinked using a non-chlorine bleach process.

Investment Adviser
Smith Barney Strategy Advisers Inc.

Administrator
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Concert Social Awareness Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
------------

     A Member of TravelersGroup [LOGO]

Concert Social Awareness Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0912 3/98